UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2008

Item 1. Report to Stockholders.

SEMI-ANNUAL REPORT

Six Months Ended
September 30, 2008

October 31, 2008

Dear Shareholders:

The six-month period ended September 30, 2008 was a difficult time for the Perkins Discovery Fund and the stock market in general; the fund underperformed most indexes during the period.  The Fund finished the period with a return of -15.62% versus -9.99% for the Wilshire Micro-cap, -1.22% for the Russell 2000, -8.21% for the NASDAQ Composite and -11.82% for the S&P 500.  Micro-cap stocks were among the hardest hit during the period.  Historically, in a bear market, micro-cap stocks have declined more than large caps but they often rebounded faster in the next bull market.

Our three best performing stocks for the six-month period were Titan Machinery, Inc., Computer Task Group, Inc. and Ebix, Inc.  Titan Machinery sells agricultural and construction equipment through 52 full service dealerships in the Upper Midwest.Computer Task Group provides IT staffing and application management outsourcing services.  Ebix provides internet-based software and related services to insurance agents and brokers.  The Fund’s three biggest losers were I-Many, Inc., Insignia Systems, Inc. and Spartan Motors, Inc.  I-Many provides contract lifecycle management software applications for health, life science and other industries.  Insignia is a provider of in-store advertising products and services to retailers and consumer packaged goods manufacturers.  Spartan Motors manufactures heavy duty chassis/bodies used in fire trucks, emergency vehicles, motor homes and other specialty vehicles.

The table below shows the Fund’s performance for various periods ended September 30, 2008.

	Perkins	DJ	Russell	NASDAQ	S&P
Annualized	Discovery	Wilshire	2000	Composite	500
Total Return	Fund	Micro-cap Index	Index	Index	Index
Since 4-9-98 Inception	10.74%	6.79%	4.69%	1.34%	2.13%
Ten Year	12.71%	10.44%	7.81%	2.13%	3.06%
Five Year	3.77%	2.88%	8.15%	3.20%	5.17%
Three Year	-2.77%	-5.76%	1.83%	-0.94%	0.22%
One Year	-38.67%	-27.52%	-14.48%	-22.57%	-21.98%

Gross Expense Ratio: 2.20%

Please note that performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-366-8361. The fund imposes a 1.00% redemption fee on shares held less than 90 days.  Performance data does not reflect the redemption fee.  If it had, return would be reduced.

The Fund’s performance by calendar year is shown in the table below.

	Perkins	DJ	Russell	NASDAQ	S&P
	Discovery	Wilshire	2000	Composite	500
Calendar Period	Fund	Micro-cap Index	Index	Index	Index
1998 (Partial Year)	9.67%	-16.28%	-11. 36%	21.34%	12.84%
1999	67.54%	40.68%	21.26%	85.58%	21.03%
2000	7.61%	-18.08%	-3.02%	-39.29%	-9.15%
2001	17.76%	24.82%	2.49%	-21.05%	-11.91%
2002	-31.18%	-8.54%	-20.48%	-31.53%	-22.18%
2003	67.87%	84.03%	47.25%	50.01%	28.62%
2004	22.55%	15.87%	18.33%	8.59%	10.92%
2005	1.13%	0.99%	4.55%	1.37%	4.88%
2006	20.46%	16.02%	18.37%	9.52%	15.80%
2007	4.31%	-8.52%	-1.57%	9.81%	5.49%
2008 (YTD to 09/30/08)	-30.49%	-20.84%	-10.38%	-21.13%	-19.29%
Annualized
(Inception to 09/30/08)	10.74%	6.79%	4.69%	1.34%	2.13%

In our last letter, we indicated that we believed that we may be near a bottom.  Now six months later the market is significantly lower, having gone down more since the end of September.  The question now is have we seen or are we close to the bottom.  The same arguments still hold.  It is our opinion that the economy went into a recession in the fall of 2007.  Even if this turns out to be a long two-year recession, we would now be halfway through, which puts us in the time frame when a bottom could take place.  The fiscal and monetary cycles are also in the right position for a bottom.  The Federal Reserve has now dropped the federal funds rate 9 times and the discount rate 11 times. The TARP (Troubled Asset Relief Program) bailout and other steps taken by the Treasury and the Fed are beginning to ease the credit crisis, and after the recent bout of panic selling, stocks are at value prices and investor sentiment is low.  October is a common month for market bottoms and although we are probably in store for more testing of the lows, history has shown that it is not wise to sell in a panic.

We cannot control the action of the market; however, we will continue to choose stocks that we believe can do well over the long term using our same bottom-up selection process of looking for small companies that are benefiting from positive change.  And, of course, we continue to monitor our holdings.  Some of these are approaching levels where they will be sold, even though they continue to be good companies.  Others will not work out in the way we anticipated and will be candidates to be sold.  Both will be replaced with new ideas, as part of an ongoing process.

We believe the Discovery Fund is well positioned in micro-cap growth stocks.  Its top five holdings as of September 30 in terms of market value are Ebix, Inc., Insignia Systems, Inc., Computer Task Group, Inc., IntegraMed

America, Inc., and Matrixx Initiatives, Inc.  The Fund also has many other holdings that we believe hold significant promise for the future.

Thank you for your continued support.

Sincerely,

Richard W. Perkins, C.F.A.	Daniel S. Perkins, C.F.A.
President	Executive Vice President

Opinions expressed above are those of Richard W. Perkins or Daniel S. Perkins and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Small company investing involves additional risks such as limited liquidity and greater volatility. The fund invests in micro-cap and early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies. As a result, investors considering an investment in the Fund should consider their ability to withstand the volatility of the Fund’s net asset value associated with the risks of the portfolio.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general; the Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization; and the NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange.  The Dow Jones Wilshire Micro-Cap Index is formed by taking the 2,500 smallest companies, as measured by Market Capitalization of the Dow Jones Wilshire 5000 Index. One cannot invest directly in an index.

Please refer to the schedule of investments for more information regarding fund holdings.  Fund holdings are subject to change and are not recommendations to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Must be preceded or accompanied by a prospectus.  Please read it carefully before investing.

The Fund is distributed by Quasar Distributors, LLC.  (11/08)

The Perkins Discovery Fund

SECTOR ALLOCATION at September 30, 2008 (Unaudited)

*  Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six-Months Ended September 30, 2008 (Unaudited)

As a shareholder of the Perkins Discovery Fund (“the Fund”), you incur two types of costs: (1) transaction costs, including redemptions fees and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/01/08 – 9/30/08).

Actual Expenses

The first line of the tables below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem shares that have been held for less than three months. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not

The Perkins Discovery Fund

EXPENSE EXAMPLE For the Six-Months Ended September 30, 2008 (Unaudited) (Continued)

included in the example below. The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 4/1/08	Value 9/30/08	4/1/08 – 9/30/08*
Actual	$1,000	$ 844	$ 9.27
Hypothetical (5% annual
return before expenses)	$1,000	$1,015	$10.13

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 2.00% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

The Perkins Discovery Fund

SCHEDULE OF INVESTMENTS at September 30, 2008 (Unaudited)

Shares		Value
COMMON STOCKS: 89.3%

Chemicals: 2.1%
30,000	Landec Corp.*	$245,700

Communications Equipment: 2.6%
35,000	Globecomm
	Systems, Inc.*	305,900

Computers & Peripherals: 5.3%
32,500	Compellent
	Technologies, Inc.*	403,000
50,000	Datalink Corp.*	218,000
		621,000
Diversified Telecommunication
Services: 2.9%
90,000	Broadcast
	International, Inc.*	341,100
Electronic Equipment &
Instruments: 4.8%
50,000	ADDvantage
	Technologies, Inc.*	134,500
125,000	Iteris, Inc.*	210,000
90,000	Wireless Ronin
	Technologies, Inc.*	214,200
		558,700
Food & Staples Retailing: 2.5%
50,000	Allion
	Healthcare, Inc.*	297,500

Food Products: 3.6%
15,000	Diamond Foods, Inc.	420,450

Health Care Equipment &
Supplies: 5.7%
150,000	CardioGenesis Corp.*	45,000
22,500	Span-America Medical
	Systems, Inc.	267,750
150,000	Uroplasty, Inc.*	352,500
		665,250
Health Care Providers &
Services: 9.1%
175,000	Health Fitness Corp.*	259,000
65,000	IntegraMed
	America, Inc.*	461,500
20,000	U.S. Physical
	Therapy, Inc.*	347,200
		1,067,700
Healthcare Products: 1.0%
60,000	EDAP TMS
	S.A. - ADR*	117,000

Help Supply Services: 0.7%
50,000	RCM
	Technologies, Inc.*	87,000

Hotels, Restaurants & Leisure: 0.3%
50,000	Granite City Food &
	Brewery Ltd.*	32,500

Household Products: 0.6%
50,000	Spectrum Brands, Inc.*	69,500

Internet Software & Services: 2.8%
50,000	Easylink Services
	International Corp.*	164,500
237,500	I-Many, Inc.*	159,125
		323,625
IT Services: 5.6%
100,000	Computer Task
	Group, Inc.*	650,000

Leisure Equipment & Products: 0.3%
40,000	Nature Vision, Inc.*#	32,800

Machinery: 3.4%
11,500	Tennant Co.	393,990

Media: 9.0%
400,000	Insignia Systems, Inc.*	752,000
45,000	Lakes
	Entertainment, Inc.*	296,100
		1,048,100
Motor Vehicles &
Passenger Car Bodies: 1.0%
35,000	Spartan Motors, Inc.	111,300
Pharmaceuticals: 5.8%
200,000	Heska Corp.*	130,000
25,000	Matrixx
	Initiatives, Inc.*	449,750

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

SCHEDULE OF INVESTMENTS at September 30, 2008 (Unaudited) (Continued)

Shares		Value
COMMON STOCKS: 89.3% (Continued)

Pharmaceuticals: 5.8% (Continued)
50,000	Oculus Innovative
	Sciences, Inc.*	$95,500
		675,250
Semiconductor &
Semiconductor Equipment: 0.4%
43,000	MathStar, Inc.*	46,440

Software: 16.5%
10,000	Ebix, Inc.*	939,600
22,500	NetScout
	Systems, Inc.*	239,400
80,000	OpenTv Corp.*	112,800
75,000	Secure
	Computing Corp.*	411,000
232,400	SoftBrands, Inc.*	218,456
		1,921,256
Specialty Retail: 3.3%
90,000	Appliance Recycling
	Centers of
	America, Inc.*	390,600
TOTAL COMMON STOCKS
(Cost $13,029,677)		10,422,661

SHORT-TERM INVESTMENTS: 8.9%

Money Market Investments: 8.9%
514,145	AIM Liquid Assets	514,145
522,018	AIM Short-Term
	Prime-Institutional
	Class	522,018
		1,036,163
TOTAL SHORT-TERM
INVESTMENTS
(Cost $1,036,163)		1,036,163
TOTAL INVESTMENTS: 98.2%
(Cost $14,065,840)		11,458,824
Other Assets in Excess
of Liabilities: 1.8%		215,671
TOTAL NET ASSETS: 100.0%		$11,674,495

ADR American Depository Receipt
*	Non Income Producing
#	Security considered illiquid. As of September 30, 2008, the value of this investment was $32,800 or 0.3% of net assets. See Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2008 (Unaudited)

ASSETS
Investments in securities, at value
(cost $14,065,840) (Note 2)	$11,458,824
Receivables:
Investments sold	282,555
Fund shares sold	70
Dividends and interest	2,843
Prepaid expenses	12,724
Total assets	11,757,016

LIABILITIES
Payables:
Fund shares redeemed	27,921
Investment advisory fees, net	5,767
Administration fees	2,656
Distribution fees	10,993
Fund accounting fees	1,981
Transfer agent fees	15,481
Chief Compliance Officer fees	875
Other accrued expenses	16,847
Total liabilities	82,521

NET ASSETS	$11,674,495
Net asset value, offering and redemption price per share
($11,674,495 / 624,583, shares outstanding: unlimited
shares authorized without par value)	$18.69

COMPONENTS OF NET ASSETS
Paid-in capital	$17,526,833
Accumulated net investment loss	(102,452)
Accumulated net realized loss on investments	(3,142,870)
Net unrealized depreciation on investments	(2,607,016)
Net assets	$11,674,495

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2008 (Unaudited)

INVESTMENT INCOME
Dividends	$15,450
Interest	26,685
Total investment income	42,135

EXPENSES (Note 3)
Investment advisory fees	72,294
Transfer agent fees	30,336
Administration fees	18,078
Distribution fees	18,073
Registration fees	17,762
Audit fees	9,713
Fund accounting fees	8,952
Legal fees	6,295
Reports to shareholders	4,723
Trustee fees	3,676
Chief Compliance Officer fees	2,694
Custody fees	1,602
Insurance expense	878
Miscellaneous expense	800
Total expenses	195,876
Less: fees waived	(51,289)
Net expenses	144,587
Net investment loss	(102,452)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(953,826)
Change in net unrealized depreciation on investments	(1,212,003)
Net realized and unrealized loss on investments	(2,165,829)
Net decrease in net assets
resulting from operations	$(2,268,281)

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2008	Year Ended
	(Unaudited)	March 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(102,452)	$(256,833)
Net realized loss on investments	(953,826)	(1,601,642)
Change in net unrealized appreciation
(depreciation) on investments	(1,212,003)	5,472,499
Net decrease in net assets
resulting from operations	(2,268,281)	(7,330,974)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	—	(745,483)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net
assets derived from net change
in outstanding shares (a)(b)	(1,999,538)	10,450,159
Total increase in net assets	(4,267,819)	2,373,702

NET ASSETS
Beginning of Period/Year	15,942,314	13,568,612
End of Period/Year	$11,674,495	$15,942,314
Accumulated net investment loss	$(102,452)	$—

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2008		Year Ended
	(Unaudited)		March 31, 2008
	Shares	Value	Shares	Value
Shares sold	53,906	$1,139,026	1,234,277	$39,502,473
Shares issued in
reinvestment of
distributions	—	—	26,211	686,475
Shares redeemed (b)	(149,215)	(3,138,564)	(1,006,230)	(29,738,789)
Net increase (decrease)	(95,309)	$(1,999,538)	254,258	$10,450,159

(b)	Net of redemption fees of $284 and $69,444, respectively.

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Six-Months
	Ended		Year Ended March 31,
	September 30,
	2008#		2008	2007	2006	2005	2004
Net asset value,
beginning of
period/year	$22.15		$29.14	$27.71	$22.52	$23.30	$13.58

INCOME FROM INVESTMENT OPERATIONS:
Net investment
gain (loss)	(0.16)		(0.28)	(0.48)	(0.33)	(0.61)	(0.50)
Net realized and
unrealized gain (loss)
on investments	(3.30)		(5.89)	4.16	7.72	0.49	10.03
Total from investment
operations	(3.46)		(6.17)	3.68	7.39	(0.12)	9.53

LESS DISTRIBUTIONS:
From net
realized gain	—		(0.92)	(2.25)	(2.21)	(0.72)	—
Paid-in capital from
redemption fees
(Note 2)	0.00	*	0.10	0.00 *	0.01	0.06	0.19
Net asset value,
end of period/year	$18.69		$22.15	$29.14	$27.71	$22.52	$23.30

Total return	(15.62	)%^	(21.33)%	14.24%	35.15%	(0.54)%	71.58%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$11.7		$15.9	$13.6	$11.9	$6.7	$7.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	2.71	%+	2.18%	2.54%	3.28%	2.93%	2.94%
After fees waived and
expenses absorbed	2.00	%+	2.02%	2.50%	2.50%	2.50%	2.50%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	(2.13	)%+	(1.01)%	(1.84)%	(2.68)%	(2.67)%	(2.79)%
After fees waived and
expenses absorbed	(1.42	)%+	(0.85)%	(1.80)%	(1.90)%	(2.24)%	(2.35)%
Portfolio turnover rate	33	%^	93%	78%	78%	36%	103%

*	Amount is less than $0.01.
#	Unaudited
^	Not Annualized
+	Annualized

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

The Perkins Discovery Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on April 9, 1998.

The Fund’s investment objective is to seek long-term capital appreciation with an emphasis in investing in domestic common stocks.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”),  and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2008, the Fund did not hold fair valued securities.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2008 (Unaudited) (Continued)

Short term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

B.
Federal Income Taxes.  The Fund has elected to be taxed as “regulated investment company”  and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

C.
Security Transactions, Investment Income.  Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period.  Actual results could differ from those estimates.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2008 (Unaudited) (Continued)

F.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 1.00% redemption fee on shares held less than 90 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

H.
Illiquid Securities.  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Fund’s board of directors as reflecting fair value.  The Fund intends to invest no more than 15% of its net assets in illiquid securities.

At September 30, 2008, the Perkins Discovery Fund had investments in illiquid securities with a total value of $32,800 or 0.28% of total net assets.

	Shares	Dates Acquired	Cost Basis
Nature Vision, Inc.	40,000	1/06 - 5/07	$257,390

I.
New Accounting Pronouncements.  Effective September 28, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”.  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2008 (Unaudited) (Continued)

has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Fund include Federal and Massachusetts.  As of September 30, 2008, open tax years include the tax years ended March 31, 2006 through 2008.  The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end March 31, 2008.  The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

In September 2006, the Financial Accounting Standards Board issued Standard No. 157, “Fair Value Measurements” (“FAS 157”) effective for fiscal years beginning after November 15, 2007. FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value measurements in an effort to make the measurement of fair value more consistent and comparable. The Fund has adopted FAS 157

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2008 (Unaudited) (Continued)

effective June 30, 2008. A summary of the fair value hierarchy under FAS 157 is described below:

FAS 157 - Summary of Fair Value Exposure at September 30, 2008

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2008:

	Investments	Other Financial
Description	in Securities	Instruments*
Level 1 - Quoted prices	$11,458,824	$0
Level 2 - Other significant
observable inputs	0	0
Level 3 - Significant
unobservable inputs	0	0
Total	$11,458,824	$0

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation  (depreciation) on the instrument.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Perkins Capital Management, Inc. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the six months ended September 30, 2008, the Fund incurred $72,294 in advisory fees.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2008 (Unaudited) (Continued)

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 2.00% of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to the agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses.

At September 30, 2008, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $155,576. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
March 31, 2009	$58,007
March 31, 2010	4,662
March 31, 2011	41,618
March 31, 2012	51,289

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rate:

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2008 (Unaudited) (Continued)

Under $12 million	$30,000
$12 to $50 million	0.25% of average daily net assets
$50 to $100 million	0.20% of average daily net assets
$100 to $200 million	0.15% of average daily net assets
Over $200 million	0.10% of average daily net assets

For the six months ended September 30, 2008, the Fund incurred $18,078 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the six months ended September 30, 2008, the Fund was allocated $2,694 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund may pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Fund.  The Fund pays a fee to the Advisor as compensation for distribution-related activities, not reimbursement for specific expenses.  For the six months ended September 30, 2008, the Fund paid distribution fees of $18,073 to the Advisor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended September 30, 2008, the cost of purchases and the proceeds from sales of securities for The Perkins Discovery Fund, excluding short-term securities, was $4,815,354 and $6,180,553, respectively.

There were no purchases or sales of U.S. Government obligations for the period ended September 30, 2008.

The cost basis of investments for federal income tax purposes at September 30, 2008 was as follows:

Cost of investments	$14,065,840
Gross tax unrealized appreciation	2,426,789
Gross tax unrealized depreciation	(5,033,805)
Net tax unrealized depreciation	$(2,607,016)

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2008 (Unaudited) (Continued)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six-months ended September 30, 2008 and the fiscal year ended March 31, 2008 was as follows:

	September 30,	March 31,
	2008	2008
Distributions paid from:
Long-term capital gain	$—	$745,483

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

Net tax unrealized depreciation	$(1,395,013)
Undistributed ordinary income	—
Undistributed long-term capital gain	107,273
Total distributable earnings	$107,273
Total accumulated earnings/(losses)	$(3,584,057)

The Perkins Discovery Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

Information regarding how The Perkins Discovery Fund vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 280-4779, by accessing the Funds’ website at www.perkinscapital.com, or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ending June 30 is available by calling (800) 280-4779 and on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Perkins Discovery Fund file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling (800) 280-4779. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

The Perkins Discovery Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 14, 2008, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreement with Perkins Capital Management, Inc. (the “Advisor”) for another annual term.  At this meeting and at a prior meeting held on June 23, 2008, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

The Perkins Discovery Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Board noted that the Fund’s performance was excellent over the longer term although recent performance had lagged.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  The Board noted that Perkins had contractually agreed to maintain an annual expense ratio of 2.00%.  The Trustees noted that while the Fund’s total expense ratio was above its peer group median, the contractual advisory fee was equal to the peer group median and was in line with the fees charged by the advisor to its other investment management clients.  The Trustees stated that, as they had previously indicated, they would prefer to see a lower expense ratio for the Fund and thus would continue to monitor the Fund’s expenses closely.  In addition, the Trustees noted that as it related to the Fund’s expense ratio, Perkins was able to recoup amounts it had previously paid (either in the form of fee waivers or fund subsidies), and determined that such recoupment was fair.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in exchange for “soft dollars” and the 12b-1 fees paid to the Advisor.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

The Perkins Discovery Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable. The Board, therefore, determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

(This Page Intentionally Left Blank.)

Advisor
PERKINS CAPITAL MANAGEMENT, INC.
730 East Lake Street
Wayzata, MN  55391-1769
(800) 998-3190
(952) 473-8367

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY  10022

The Perkins Discovery Fund
Symbol – PDFDX
CUSIP – 742935711

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)     /s/Robert M. Slotky
                                                Robert M. Slotky, President

Date     November 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/Robert M. Slotky
                                                Robert M. Slotky, President

Date     November 25, 2008

By (Signature and Title)     /s/Eric W. Falkeis
                                               Eric W. Falkeis, Treasurer

Date     November 25, 2008

* Print the name and title of each signing officer under his or her signature.